FORM OF VIRTUS INVESTMENT PARTNERS, INC. RESTRICTED STOCK UNITS AGREEMENT Virtus Investment Partners, Inc. (the “Company”) hereby grants to the Participant named below a Restricted Stock Unit award (“Award”), each Restricted Stock Unit (“Restricted Stock Unit” or “RSU”) representing the right to receive one share of common stock of the Company, par value $0.01 per share (“Common Shares”) in accordance with and subject to the terms and restrictions of this Agreement (the “Agreement”) and the Virtus Investment Partners, Inc. Omnibus Incentive and Equity Plan (the “Plan”), which is incorporated by reference and made a part of this Agreement. This is the first page of the Agreement, which describes in detail your rights with respect to the Restricted Stock Units granted to you hereby and which constitutes a legal agreement between you and the Company. 1. Participant Name: 2. Award Date: 3. Number of Restricted Stock Units 4. Restricted Stock Unit Vesting Date(s): IN WITNESS WHEREOF, Virtus Investment Partners, Inc. and the Participant agree to be bound by the terms and provisions of this Agreement, as of the date noted below. VIRTUS INVESTMENT PARTNERS, INC. By: Title: Date: , 20 RECIPIENT: Name: (Please sign and return this page) *Note: This Agreement is not valid unless signed on behalf of the Company by an Executive Officer of the Company and accepted electronically through Stock Plan Services Administrator. ARTICLE I RESTRICTED STOCK UNITS Section 1.1. Restricted Stock Unit. “Restricted Stock Unit” means the right to receive one share of common stock of the Company, par value $0.01 per share (“Common Shares”) subject to the terms of this Agreement. Section 1.2. Vesting. Subject to the terms and conditions of this Award, including Sections 1.3 and 1.4 below, your Restricted Stock Units will vest on the conclusion of each vesting period ending on the Restricted Stock Unit Vesting Date(s) indicated on page one of this Agreement, provided that you remain actively employed by the Company until each respective Restricted Stock Unit Vesting Date(s). Section 1.3. Termination of Employment. (a)(i) If your employment with the Company terminates due to death, Disability, Early Retirement (as these terms are defined in the Plan) or an involuntary termination that qualifies you for severance pay and severance benefits under a Company approved written severance plan, arrangement or agreement with the Company, all as conclusively determined by the Company, you will be entitled to a prorated portion of your non-vested Restricted Stock Units, in accordance with Sections 1.3(a)(ii) and 1.3(a)(iii) below, in an amount equal to (X) minus (Y), rounded up to the nearest whole share, where: (X) equals the product of the number of Restricted Stock Units awarded multiplied by the ratio of (1) the number of days that you were actively employed by the Company since the Award Date, divided by (2) the number of days between the Award Date and the final Restricted Stock Unit Vesting Date for the Restriction Stock Units covered by this Agreement; and (Y) equals the number of Restricted Stock Units that have already vested in accordance with Section 1.2 as of your termination date; (ii) If your employment with the Company terminates due to death, Disability (as that term is defined in the Plan) or an involuntary termination that qualifies you for severance pay and severance benefits under a Company approved written severance plan, the prorated number of Restricted Stock Units that you are entitled to under Section 1.3(a)(i) above will vest immediately and a distribution of the Common Shares underlying the prorated Restricted Stock Unit Award to which you are entitled shall be made within 90 days following your termination of employment. The balance of any Restricted Stock Units are forfeited and you shall have no further rights therein. (iii) If your employment with the Company terminates due to Early Retirement (as that term is defined in the Plan), the prorated number of Restricted Stock Units that you are entitled to under Section 1.3(a)(i) above will continue to vest on the Restricted Stock Unit Vesting Date(s) indicated on page one of this Agreement and a distribution of the Common Shares underlying the prorated Restricted Stock Unit Award to which you are entitled shall be made in accordance with Section 2.4 below; provided that, in the case of an Award which becomes vested in installments, the number of Restricted Stock Units that will vest on each remaining installment date shall be equal to the total number of prorated shares that are subject to continued vesting in accordance with Section 1.3(a)(i) above divided by the number of remaining installments of the Award. The balance of any Restricted Stock Units are forfeited and you shall have no further rights therein. (b) If your employment with the Company terminates due to Retirement (as that term is defined in the Plan), as conclusively determined by the Company, your non-vested Restricted Stock Units shall not be prorated and shall vest on the conclusion of each vesting period ending on the Restricted Stock Unit Vesting Date(s) indicated on page one of this Agreement and a distribution of the Common Shares underlying the Restricted Stock Unit Award to which you are entitled shall be made in accordance with Section 2.4 below. (c) If your employment with the Company terminates prior to the Restricted Stock Unit Vesting Date due to any reason other than those expressly identified in Sections 1.3(a) or 1.3(b) above, then all Restricted Stock Units that have not vested in accordance with Section 1.2 as of your termination date shall be forfeited and you shall have no rights thereunder or hereunder. (d) Notwithstanding anything in this Agreement to the contrary, at the election of the Company, your non-vested Restricted Stock Units will not vest and no shares of Common Stock underlying such Restricted Stock Units will be distributed to you under Sections 1.3(a) or 1.3(b) above, unless and until you have delivered to the Company a written waiver and release in form and content satisfactory to the Company and any right of you to revoke such waiver and release has expired, provided that, if the period during which you are entitled to consider such waiver and release and to revoke such waiver and release, if applicable, spans two calendar years, then your non-vested Restricted Stock Units will not vest and no shares of Common Stock underlying such Restricted Stock Units will be distributed to you until the later of (i) the end of the revocation period (assuming that you do not revoke), or (ii) the first business day of the second calendar year (regardless of whether the you used the full time period allowed for consideration), all if and as required for purposes of Section 409A. Section 1.4 Change in Control. Subject to Section 11.2 of the Plan, in the event of a Change in Control (as defined in the Plan), your Restricted Stock Units under this Agreement will automatically vest to the extent not then vested. ARTICLE II RIGHTS AND SETTLEMENT Section 2.1. Rights as a Shareholder. Your Restricted Stock Units will not give you any right to vote on any matter submitted to the Company’s stockholders. You will have voting rights with respect to the Common Shares that underlie your Restricted Stock Units only after the shares have actually been issued to you. Section 2.2. Restrictions on Transferability. You will not have any right to sell, assign, transfer, pledge, hypothecate or otherwise encumber your Restricted Stock Units. Any attempt to affect any of the preceding in violation of this Section 2.2, whether voluntary or involuntary, will be void. Section 2.3. Dividend Equivalents. The Company will credit each of your Restricted Stock Units with Dividend Equivalents from the date your award is granted to the end of the Restricted Period (as defined in the Plan) which shall be determined pursuant to Section 1.2 of this Agreement. A “Dividend Equivalent” is an amount equal to the cash dividend payable per Common Share multiplied by the number of Common Shares then underlying each Restricted Stock Unit. Such amount shall be credited to a book entry account on your behalf at the time the Company pays any cash dividend on its Common Shares while your Restricted Stock Units are outstanding. Dividend Equivalents shall vest at the same time as the underlying Restricted Stock Units, and shall be distributed at the same time as the underlying Restricted Stock Units convert to Common Shares. Section 2.4. Settlement of Your Restricted Stock Units. Promptly after the date(s), if any, your Restricted Stock Units vest pursuant to Section 1.2, the Company will deliver to you the number of Common Shares then underlying your vested Restricted Stock Units. Section 2.5. Adjustment Due to Change in Capitalization. If any Adjustment Event (as defined in the Plan) occurs before all of the Restricted Stock Units are settled pursuant to Section 2.4, the number of Common Shares underlying each remaining Restricted Stock Unit may be appropriately and equitably adjusted as provided in the Plan. Section 2.6 Clawback. Notwithstanding anything in this Agreement to the contrary this Award is expressly subject to the provisions in this Section 2.6. You agree that the Company may enforce the provisions in this Section 2.6 by all legal means available, including, without limitation, by withholding the value of the amount required to be returned to the Company and forfeited hereunder from other sums owed to you by the Company. (a) If, following the termination of your employment with the Company for any reason, including, without limitation, due to death, Disability, Early Retirement or Retirement, the Company becomes aware that (i) during your employment with the Company you engaged in any activity that would have been grounds to terminate your employment or service with the Company for Cause (as defined in the Plan), as reasonably determined by the Committee, or (ii) following your employment with the Company, you have breached any written covenant or agreement with the Company or any of its subsidiaries, as reasonably determined by the Committee, not to disclose or misuse any information pertaining to, or misuse any property of, the Company or any of its subsidiaries, or not to compete or interfere with the Company, or not to solicit employees, agents, customers or clients of the Company, then upon written demand by the Company, you agree to return to the Company and forfeit, to the extent permitted by applicable law, that portion (which may be all) of your Award (including any Dividend Equivalents thereon) or Common Shares distributed in respect of your vested Award, or the value thereof (regardless of whether vesting has occurred and Common Shares distributed) that the Committee, in its discretion, determines to be appropriate.

(b) The Award (including any Dividend Equivalents thereon), Common Shares distributed in respect of your vested Award, or the value thereof (regardless of whether vesting has occurred and Common Shares distributed) shall also be subject to forfeiture to the extent required by applicable law. Further, if the Company is required by applicable law, rule or regulation to include or adopt any additional “clawback” or “forfeiture” provision relating to outstanding and/or vested or earned awards, under the Dodd-Frank Wall Street Reform and Consumer Protection Act or otherwise, then you hereby agree that such clawback or forfeiture provision shall also apply to your Award under this Agreement as if it had been included on the Award Date and the Company shall notify the you of such additional provision. ARTICLE III ADMINISTRATION Section 3.1. Administration. The Committee is authorized to interpret your Award and this Agreement and to make all other determinations necessary or advisable for the administration and interpretation of your Award to carry out its provisions and purposes. Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of this Agreement shall be final, binding and conclusive for all purposes and upon all persons. The Committee may consult with legal counsel, who may be regular counsel to the Committee, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. ARTICLE IV MISCELLANEOUS Section 4.1. Tax Withholding. The Company will have the power to withhold, or require you to remit to the Company promptly upon notification of the amount due, an amount sufficient to satisfy Federal, state and local withholding tax requirements with respect to your Award (or settlement thereof), and delivery of Common Shares shall not occur until such requirements are satisfied. You shall have the right to elect (a) to have Common Shares deliverable in respect of your Award withheld by the Company or (b) to deliver to the Company previously acquired Common Shares, in each case, having a fair market value sufficient to satisfy your statutory minimum Federal, state and local tax obligation associated with the transaction. Section 4.2 IRC Section 409A. Notwithstanding anything in this Agreement to the contrary, it is the intention of the parties that this Agreement comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and all regulations or other guidance issued thereunder, and this Agreement and the payments of any benefits hereunder will be operated and administered accordingly. However, neither the Company nor the Committee shall have any liability to any person in the event Code Section 409A applies to this award or any payments hereunder in a transaction that result in adverse tax consequences to the award holder or any beneficiaries or transferees. If you are a specified employee within the meaning of Section 409A of the Code, distributions under Section 1.3 above may be delayed until six months and one day following the date of such termination of employment to the extent necessary to comply with Section 409A of the Code. Section 4.3. Requirements of Law. The granting of your Award and the issuance of Common Shares will be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Section 4.4. No Impact on Benefits. Your Award will not be compensation for purposes of calculating your rights under any employee benefit plan. Section 4.5. Securities Law Compliance. The Company shall have the authority to determine the instruments by which your Award shall be evidenced. Instruments evidencing your Award may contain such other provisions as the Company deems advisable. The undersigned understands that the Company has filed with the Securities and Exchange Commission a Form S- 8 registration statement under the Securities Act of 1933 with respect to the Plan and the shares covered by this Agreement. The Company will endeavor to keep such registration statement effective, but in the event the Company notifies you that such registration statement is not then effective, you agree to refrain from sales of Common Shares until such time as the Company advises you that such registration statement has become effective. Section 4.6 Trading Black Out Periods. By entering into this Agreement you expressly agree that: (i) during all periods of your employment with the Company or its affiliates, or while you are otherwise maintained on the payroll of the Company or its affiliates, you agree to abide by all trading “black out” periods with respect to purchases or sales of Company stock or exercises of stock options for the Company’s stock established from time to time by the Company (“Trading Black Out Periods”) and (ii) upon any cessation or termination of your employment with the Company and its affiliates for any reason, you agree that for a period of three (3) months following the effective date of any such termination or cessation of your employment or, if later, for a period of three (3) months following the date as of which you are no longer on the payroll of the Company and its affiliates, you agree to continue to abide by all such Trading Black Out Periods established from time to time by the Company. Section 4.7 Other. This Agreement is binding on you and your executors, administrators, heirs and personal and legal representatives and on the Company and its successors or assigns. This Agreement, including the Cover Page and the Plan, contains the entire Agreement and all terms between you and the Company with respect to this Award, and there are no other understandings, warranties or representations with respect to this Award. Nothing in this Agreement gives you the right to continue working for or with the Company nor changes the right which the Company has to terminate your employment at any time. This Agreement and your Award shall be governed by the laws of the State of Connecticut (other than its conflict of law principles). Any determination or interpretation by the Committee or Company, as applicable, under or pursuant to this Agreement shall be final, binding and conclusive for all purposes and upon all persons affected hereby. In the event of a conflict between any term of this Agreement and the terms of the Plan, the terms of the Plan shall control.